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                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
              As of and for the year ended September 30, 1999

Investor Allocation Percentage                          98.00%

Principal Distributions
Class A1                                       410,000,000.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     410,000,000.00

Principal Allocations
Class A1                                       337,385,952.97
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                     337,385,952.97

Interest Distributions
Class A1                                        25,419,999.97
Class A2                                        41,274,999.97
Class A3                                         4,692,375.00
Class B                                          4,984,875.00
                                             ----------------
     Total                                      76,372,249.94

Interest Allocations
Class A1                                        23,301,666.63
Class A2                                        41,274,999.96
Class A3                                         4,692,375.00
Class B                                          4,984,875.00
                                             ----------------
     Total                                      74,253,916.59

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                         3,439,583.33
Class A3                                           391,031.25
Class B                                            415,406.25
                                             ----------------
     Total                                       4,246,020.83

Outstanding Principal Balance
Class A1                                                 0.00
Class A2                                       650,000,000.00
Class A3                                        72,750,000.00
Class B                                         73,850,000.00
                                             ----------------
     Total                                     796,600,000.00


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                      Toyota Motor Credit Corporation
   Aggregate Monthly Report Information - Toyota Auto Lease Trust 1997-A
               As of and for the year ended September 30, 1999


Reimbursed Loss Amounts
Class A1                                         3,590,628.37
Class A2                                         9,682,655.86
Class A3                                         1,083,665.87
Class B                                          1,100,091.07
                                             ----------------
     Total                                      15,457,041.17

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Unreimbursed Loss Amounts
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class B                                                  0.00
                                             ----------------
     Total                                               0.00

Servicing Fee
Class A1                                         2,816,790.44
Class A2                                         6,172,094.19
Class A3                                           759,455.67
Class B                                            758,736.58
                                             ----------------
     Total                                      10,507,076.88

Distributions To Transferor                     11,802,547.91
Allocations To Transferor                                0.00
Aggregate Net Investment Value                 859,842,151.57
Payments Ahead                                   3,010,014.69
Change in Payments Ahead from the
     previous year - increase/(decrease)          (277,464.16)
Servicer Advances                                3,496,575.62
Change in Servicer Advances from
     previous year - increase/(decrease)          (619,887.72)

Reserve Fund                                    30,780,787.98
Cumulative Withdrawals from the Reserve Fund       579,633.03
Amounts Reimbursed to the Reserve Fund             579,633.03
Maturity Advances Outstanding                   44,364,807.50